UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Accuray Incorporated
1310 Chesapeake Terrace, Sunnyvale, California 94089

Important Notice Regarding Internet Availability of Proxy Materials for the
Annual Meeting of Stockholders to
Be Held on Thursday, November 13, 2008

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/aray

Accuray Incorporated	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 30, 2008 to facilitate timely delivery.

Dear Stockholder:

        The 2008 Annual Meeting of Stockholders of Accuray Incorporated (the "Company") will be held at the Four Seasons—Silicon Valley at East Palo Alto, located at 2050 University Avenue East Palo Alto, California 94303, on Thursday, November 13, 2008, at 10:00 a.m. PST.

        Proposals to be considered at the Annual Meeting:

  (1)
  to elect two Class II directors to hold office until our 2011 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;

  (2)
  to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2009; and

  (3)
  to transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.

Management recommends a vote "FOR" Items 1 and 2.

        The Board of Directors has fixed the close of business on September 19, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
â
You may vote your proxy when you view the materials on the Internet.	à
You will be asked to enter this 11-digit control number

        Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before October 30, 2008 to facilitate a timely delivery.

Meeting Location:

  Four Seasons—Silicon Valley at East Palo Alto
  2050 University Avenue
  East Palo Alto, California 94303
  To receive directions to the Annual Meeting, please visit our website, www.accuray.com.

The following Proxy Materials are available for you to review online:

  •
  the Company's 2008 Proxy Statement (including all attachments thereto);

  •
  the Company's Annual Report for the year ended June 28, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

  •
  any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/aray.

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Accuray are available to review at:

http://bnymellon.mobular.net/bnymellon/aray

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares